Commitments	12 Months Ended
Dec. 31, 2012
Commitments [Abstract]
Commitments
COMMITMENTS
Plugging and Abandonment Funds
In connection with the acquisition in 1997 of the remaining 50% interest in the WCBB properties, the Company assumed the seller’s (Chevron) obligation to contribute approximately $18,000 per month through March 2004, to a plugging and abandonment trust and the obligation to plug a minimum of 20 wells per year for 20 years commencing March 11, 1997. Chevron retained a security interest in production from these properties until abandonment obligations to Chevron have been fulfilled. Beginning in 2009, the Company could access the trust for use in plugging and abandonment charges associated with the property, although it has not yet done so. As of December 31, 2012, the plugging and abandonment trust totaled approximately $3,113,000. At December 31, 2012, the Company has plugged 354 wells at WCBB since it began its plugging program in 1997, which management believes fulfills its current minimum plugging obligation.
Contributions to 401(k) Plan
Gulfport sponsors a 401(k) and Profit Sharing plan under which eligible employees may contribute up to 100% of their total compensation up to the maximum pre-tax threshold through salary deferrals. Also under the plan, the Company will make a contribution each calendar year on behalf of each employee equal to at least 3% of his or her salary, regardless of the employee’s participation in salary deferrals and may also make additional discretionary contributions. During the years ended December 31, 2012, 2011 and 2010, Gulfport incurred $361,000, $310,000 and $316,000, respectively, in contributions expense related to this plan.
Employment Agreements
Effective November 1, 2012, the Company entered into employment agreements with its executive officers, each with an initial three-year term that expires on November 1, 2015 subject to automatic one-year extensions unless terminated by either party to the agreement at least 90 days prior to the end of the then current term. These agreements provide for minimum salary and bonus levels which are subject to review and potential increase by the Compensation Committee and/or the Board of Directors, as well as participation in the Company's Amended and Restated 2005 Stock Incentive Plan (or other equity incentive plans that may be put in place for the benefit of employees) and other employee benefits. The aggregate minimum commitment for future salaries and bonuses at December 31, 2012 was approximately $7,050,000.
Grizzly
On October 5, 2012, the Company entered into an agreement with Grizzly in which it committed to make monthly payments from October 2012 to May 2013 in the aggregate amount of approximately $8.5 million to fund the construction and development of the Algar Lake facility. The Company also agreed to fund its proportionate share of any unfunded cost overruns in excess of $2.0 million. The remaining aggregate commitment at December 31, 2012 was approximately $6.3 million.
Operating Leases
The Company leases office facilities under non-cancellable operating leases exceeding one year. Future minimum lease commitments under these leases at December 31, 2012 are as follows:

2013	$179,000
2014	178,000
2015	127,000
2016	68,000
2017	34,000
Thereafter	—
Total	$586,000

The following table presents rent expense for the years ended December 31, 2012, 2011 and 2010, respectively.

	For the years ended December 31,
	2012	2,010	2011	2,010	2010
Minimum rentals	$139,000	—	$52,000	—	$65,000
Less: Sublease rentals	7,000	—	—	—	—
	$132,000		$52,000		$65,000